UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 13, 2020

UNISYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lakeview Drive, Suite 100
Blue Bell, Pennsylvania 19422

(Address of principal executive offices) (Zip Code)

(215) 986-4011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	UIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 13, 2020, Unisys Corporation (the “Company”) posted on its website an updated investor presentation. The presentation includes certain financial information regarding the Company’s results for the quarter ended September 30, 2020. The excerpt from the investor presentation containing such financial information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

These financial results are preliminary and unaudited, represent management’s estimate as of the date of this Current Report on Form 8-K and are subject to completion of the Company’s financial closing procedures for the quarter.

Please see the “Investor Relations” section of the Company’s website at www.unisys.com/investor-relations for more information.

The information in this Current Report on Form 8-K, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and in the updated investor presentation shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits

(d)	The following exhibit is being furnished herewith:

Exhibit No.	Description
99.1	Excerpt from investor presentation dated October 2020.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Excerpt from investor presentation dated October 2020.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

Date: October 13, 2020	By:	/s/ Gerald P. Kenney
Gerald P. Kenney
Senior Vice President, General Counsel and Secretary